Exhibit 99.5

Colleagues,

Today is a defining moment in our great history.

Along our journey, we have shared an aspiration to create distinctive value for our clients and, as we do, drive sustainable growth for our firm and exciting opportunities for our colleagues. We now have a profound opportunity to build on what we have achieved, guided by the mission at the core of our Aon United growth strategy, which remains unchanged.

Clients have never needed us more than they do today. Over time, our ambition has only grown as we’ve expanded our expertise, capabilities and solutions that create value for rising client needs.

Joining with Willis Towers Watson is a tremendously compelling once-in-a-generation combination.

On the first day after we close, we will be a fundamentally more capable firm. Bigger, yes. But more importantly, better. With the expertise of colleagues across each organization, we possess greater understanding of client needs and ability to deliver innovation on their behalf. Our firm will make a difference. Our clients will be better informed, better advised and able to make better decisions, allowing their companies to thrive and the communications they serve and the people they employ to flourish.

And we’ll only be getting started. We’ll continuously strengthen and innovate.

We will embrace the growth strategies of both our firms, and, guided by our Aon United Blueprint, we will continue acting on the opportunities that matter most for our clients and colleagues. We will enhance our ability to create client value by bringing them the best of our firm, capitalize on the benefits of our combined entity to drive improved client service delivery, innovate and energize the engagement of our people around a compelling colleague mission.

As you get to know John Haley, Willis Towers Watson CEO, and the Willis Towers Watson team, you will find that they share our commitment to excellence and have developed sophisticated approaches and capabilities that will complement ours.

We’re sure you want to know more and we want to reassure you that there will be plenty of opportunities to address what’s on your mind in the days ahead. We’ll talk with you in regional webcasts and many leaders will also be visiting offices around the world.

The progress we have made with our Aon United growth strategy has placed us in a strong position to capture the full potential of this moment. We have so many reasons to be proud of our achievements and excited about our future. Thank you for your commitment to our clients, to one another and to our firm.

Greg

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the

“U.S. Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as a result of the proposed combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act pursuant to the exemption from registration set forth in Section 3(a)(10) thereof. Subject to the provisions of the Business Combination Agreement and with the Irish Takeover Panel’s consent, the proposed combination will be implemented solely by means of the Scheme documentation, which will contain the full terms and conditions of the proposed combination, including details of how Aon Ireland and WTW shareholders may vote in respect of the proposed combination.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Aon Ireland and WTW will prepare a joint proxy statement (which will contain the Scheme documentation) to be distributed to Aon Ireland shareholders and WTW shareholders, containing further information relating to the implementation of the proposed combination, the full terms and conditions of the Scheme, notices of the Aon Ireland and the WTW shareholders meetings and information on the Class A ordinary shares of Aon Ireland to be issued under the proposed combination. The joint proxy statement will be filed with the Securities and Exchange Commission (the “SEC”). This document, if and when filed, as well as Aon UK’s, Aon Ireland’s and WTW’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Aon UK’s and Aon Ireland’s filings, at Aon UK’s website at ir.aon.com, and in the case of WTW’s filings, at WTW’s website at investors.willistowerswatson.com. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF AON UK, AON IRELAND AND/OR WTW SECURITIES ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND THE PARTIES TO THE PROPOSED COMBINATION. Any vote in respect of resolutions to be proposed at the WTW shareholders meetings to approve the proposed combination, the Scheme or related matters, or other responses in relation to the proposed combination, should be made only on the basis of the information contained in the joint proxy statement (including the Scheme documentation). Similarly, any vote in respect of resolutions to be proposed at the Aon Ireland shareholders meeting to approve the issuance of Class A ordinary shares of Aon Ireland under the proposed combination should be made only on the basis of the information contained in the joint proxy statement (including the Scheme documentation).

PARTICIPANTS IN THE SOLICITATION

Aon UK, Aon Ireland, WTW and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed combination. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement. Additional information about Aon UK’s directors and executive officers is contained in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 26, 2019. Additional information about WTW’s directors and executive officers is contained in WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 3, 2019.

FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be consummated, failure to obtain necessary shareholder or regulatory approvals or to satisfy any of the other conditions to the proposed combination, adverse effects on the market price of Aon UK, Aon Ireland and/or WTW securities and on Aon UK’s, Aon Ireland’s and/or WTW’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed combination, the failure to realize the expected benefits of the proposed combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed combination, negative effects of an announcement of the proposed combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed combination on the market price of Aon UK, Aon Ireland and/or WTW securities, significant transaction and integration costs or difficulties in connection with the proposed combination and/or unknown or inestimable liabilities, potential litigation associated with the proposed combination, the potential impact of the announcement or consummation of the proposed combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed combination. The factors identified above are not exhaustive. Aon UK, Aon Ireland, WTW and their subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Further information concerning Aon UK and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Aon UK’s results of operations and financial condition (and which shall apply equally to Aon Ireland following the effective date of the reorganization of Aon UK as described in Aon UK’s Proxy Statement on Schedule 14A, dated and filed with the SEC on December 20, 2019), is contained in Aon UK’s filings with the SEC. See Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and additional documents filed by Aon UK and/or Aon Ireland with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon UK’s and Aon Ireland’s businesses. Further information concerning WTW and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect WTW’s results of operations and financial condition, is contained in WTW’s filings with the SEC. See WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and additional documents filed by WTW with the SEC for a further discussion of these and other risks and uncertainties applicable to WTW’s businesses. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, none of Aon UK, Aon Ireland or WTW is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon UK, Aon Ireland, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Aon UK accept responsibility for the information contained in this communication relating to Aon UK, the directors of Aon UK and members of their immediate families, related trusts and persons connected with them, except for the statements made by WTW in respect of Aon UK or Aon Ireland. To the best of the knowledge and belief of the directors of Aon UK (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this communication relating to WTW and the directors of WTW and members of their immediate families, related trusts and persons connected with them, except for the statements made by Aon UK in respect of WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Irish Takeover Rules, 2013 (the “Irish Takeover Rules”), if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of Aon UK, Aon Ireland or WTW, all “dealings” in any “relevant securities” of Aon UK, Aon Ireland or WTW (including by means of an option in respect of, or a derivative referenced to, any such relevant securities) must be publicly disclosed by no later than 3.30pm (Eastern time) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of Aon UK, Aon Ireland or WTW, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of WTW by Aon UK or Aon Ireland, or relevant securities of Aon UK or Aon Ireland by WTW, or by any party acting in concert with either of them must also be disclosed by no later than 12 noon (Eastern time) in respect of the relevant securities of Aon UK, Aon Ireland and WTW on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone on +353 1 678 9020.